United States Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

February 23, 2009

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Date of Report

[Date of Earliest Event Reported]

ALPINE AIR EXPRESS, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-27011	33-0619518
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

1177 Alpine Air Way

Provo, Utah  84601

(Address of Principal Executive Offices)

(801) 373-1508

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

Effective as of February 23, 2009, Pritchett, Siler & Hardy, P.C., resigned as the independent accountant of Alpine Air Express, Inc., a Delaware corporation (the “Company”).  This resignation was due solely to the PCAOB’s requirement of five-year rotations for audit partners on public company audits. During the Company’s two most recent fiscal years, and since then, there have been no disagreements with Pritchett, Siler & Hardy, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of such disagreement in connection with its report.  The reports of Pritchett, Siler & Hardy, P.C. on the Company’s financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

On February 26, 2009, the Company’s audit committee and Board of Directors voted to approve the engagement of Jones Simkins, P.C. of Logan, Utah as principal accountant to audit the Company’s financial statements.  During the Company’s two most recent fiscal years, and since then, neither the Company nor anyone on its behalf consulted with Jones Simkins P.C. regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Company has provided Pritchett, Siler & Hardy, P.C. with a copy of the disclosures it is making in this Item 4.01and has requested that it furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree.  The former accountant’s letter is filed as Exhibit 16 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits*

Exhibit No.

Exhibit Description

            16

Letter of Pritchett, Siler & Hardy, P.C. regarding change in accountants

*  Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPINE AIR EXPRESS, INC.

Date:	02/27/09	By:	/s/ Don T. Squire, Jr.
Don T. Squire, Jr.
CFO